Shareholder Lawsuit	9 Months Ended
Sep. 30, 2017
Commitments and Contingencies Disclosure [Abstract]
Shareholder Lawsuit

Note 13. Shareholder Lawsuit

On February 16, 2017, a purported stockholder class action lawsuit captioned Garfield v. Capnia, Inc., et al., Case No. C17-00284, or the Lawsuit, was filed in Superior Court of the State of California, County of Contra Costa against us and certain of our officers and directors. The Lawsuit alleged, generally, that our directors breached their fiduciary duties to our stockholders by seeking to sell control of the company through an allegedly defective process, and on unfair terms. The Lawsuit also alleged that defendants failed to disclose all material facts concerning the merger with Essentialis to stockholders. The Lawsuit sought, among other things, equitable relief that would have enjoined the consummation of the merger, compensatory and/or rescissory damages, and attorneys’ fees and costs.

On February 28, 2017, the Company settled the Lawsuit by making certain supplemental disclosures in a Current Report on Form 8-K filed with the SEC on February 28, 2017 in connection with the plaintiff’s agreement to voluntarily dismiss plaintiff’s claims in the Lawsuit. The Company also agreed to pay $175,000 in attorney’s fees. This amount was accrued as a current liability on the balance sheet as of December 31, 2016 and recorded as a general and administrative expense on the statement of operations for the year ended December 31, 2016. The stipulation of dismissal was approved by the court on April 14, 2017.